UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 23, 2021
Mettler Toledo International Inc
(Exact name of registrant as specified in its charter)

Delaware	File No.	001-13595	13-3668641
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1900 Polaris Parkway
Columbus	OH
and Im Langacher, P.O. Box MT-100 CH Greifensee, Switzerland		43240	and 8606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 1-614-438-4511 and +41-44-944-22-11

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	MTD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreements.

On December 23, 2021, Mettler-Toledo International Inc. and the respective noteholders party thereto entered into (a) the second amendment dated December 23, 2021 to the note purchase agreement dated October 10, 2012 (the “Second Amendment (2012 NPA)”); (b) the second amendment dated December 23, 2021 to the note purchase agreement dated June 27, 2014 (the “Second Amendment (2014 NPA)”); (c) the second amendment dated December 23, 2021 to the note purchase agreement dated March 31, 2015 (the “Second Amendment (2015 NPA)”); (d) the first amendment dated December 23, 2021 to the note purchase agreement dated April 8, 2019 (the “First Amendment (April 2019 NPA)”); (e) the first amendment dated December 23, 2021 to the note purchase agreement dated November 6, 2019 (the “First Amendment (November 2019 NPA)”); (f) the first amendment dated December 23, 2021 to the note purchase agreement dated December 16, 2020 (the “First Amendment (2020 NPA)”); and (g) the first amendment dated December 23, 2021 to the note purchase agreement dated May 18, 2021 (the “First Amendment (2021 NPA)” and together with the Second Amendment (2012 NPA), the Second Amendment (2014 NPA), the Second Amendment (2015 NPA), the First Amendment (April 2019 NPA), the First Amendment (November 2019 NPA), the First Amendment (2020 NPA), the “Amendment Agreements”).

The Amendment Agreements amend, among other things, the financial covenants in the underlying note purchase agreements. As amended, the Company will be required to maintain a consolidated interest coverage ratio of more than 3.00 to 1.00 and a consolidated net leverage ratio of less than (a) 3.50 to 1.00 or (b) during an Acquisition Holiday Period (as defined in the Amendment Agreements), 4.00 to 1.00.

The foregoing description of the Amendment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment Agreements, which are filed as Exhibits 4.2 to 4.8 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On December 23, 2021, Mettler-Toledo International Inc. (the “Company”) entered into a Note Purchase Agreement with the accredited institutional investors named therein (the “Agreement”). Pursuant to the Agreement, the Company will issue and sell, in a private placement, $150 million aggregate principal amount of its 2.81% Series 2022-A Senior Notes due March 17, 2037 (the “Series 2022-A Notes”) on March 17, 2022 and $150 million aggregate principal amount of its 2.91% Series 2022-B Senior Notes due September 1, 2037 (the “Series 2022-B Notes”, and together with the Series 2022-A Notes, the “Notes”) on September 1, 2022.

The Series 2022-A Notes bear interest at a fixed rate of 2.81% and mature on March 17, 2037. Interest is payable semi-annually on March 17 and September 17 of each year, beginning on September 17, 2022. The Series 2022-B Notes bear interest at a fixed rate of 2.91% and mature on September 1, 2037. Interest is payable semi-annually on March 17 and September 17 of each year, beginning on March 17, 2023.

The Company may at any time prepay the Notes, in whole or in part, at a price equal to: 100% of the principal amount thereof; plus accrued and unpaid interest; plus, in some instances, a “make-whole” prepayment premium. In the event of a change in control (as defined in the Agreement) of the Company, the Company may be required to offer to prepay the Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest.

The Agreement contains customary affirmative and negative covenants for agreements of this type including, among others, limitations on the Company and its subsidiaries with respect to incurrence of liens and priority indebtedness, disposition of assets, mergers, and transactions with affiliates. The Agreement also requires the Company to maintain a consolidated interest coverage ratio of more than 3.00 to 1.00 and a consolidated net leverage ratio of less than (a) 3.50 to 1.00 or (b) during an Acquisition Holiday Period (as defined in the Agreement), 4.00 to 1.00. The Agreement contains customary events of default with customary grace periods, as applicable.

The Notes are senior unsecured obligations of the Company. The Company may use the proceeds from the sale of Notes to refinance existing indebtedness and for other general corporate purposes.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
    (d) Exhibits

Exhibit No.	Description
4.1
Note Purchase Agreement dated as of December 23, 2021 by and among Mettler-Toledo International Inc., The Lincoln National Life Insurance Company, Metropolitan Life Insurance Company, MetLife Insurance K.K., Lockheed Martin Investment Management Company, Metropolitan Tower Life Insurance Company, The Northwestern Mutual Life Insurance Company, Gibraltar Universal Life Reinsurance Company, Prudential Legacy Insurance Company of New Jersey, Prudential Universal Reinsurance Company, The Prudential Insurance Company of America, PICA Hartford Life Insurance Comfort Trust, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account, American General Life Insurance Company, The Variable Annuity Life Insurance Company, Massachusetts Mutual Life Insurance Company, Great-West Life & Annuity Insurance Company of New York, New York Life Insurance Company, New York Life Insurance and Annuity Company, New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account and Teachers Insurance and Annuity Association of America.

4.2
Second Amendment to Note Purchase Agreement, dated as of December 23, 2021 to the Note Purchase Agreement dated as of October 10, 2012, entered into by and among Mettler-Toledo International Inc, The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Massachusetts Mutual Life Insurance Company, Massmutual Asia Limited, C.M. Life Insurance Company, Yf Life Insurance International Limited, Athene Annuity and Life Assurance Company, Royal Neighbors of America and Teachers Insurance and Annuity Association Of America.

4.3
Second Amendment to Note Purchase Agreement, dated as of December 23, 2021, to the Note Purchase Agreement dated as of June 27, 2014, entered into by and among Mettler-Toledo International Inc., Life Insurance Company of North America, New York Life Group Insurance Company of NY, Erie Family Life Insurance Company, Metropolitan Life Insurance Company, Massachusetts Mutual Life Insurance Company, Yf Life Insurance International Limited, Banner Life Insurance Company, Great-West Life & Annuity Insurance Company, Teachers Insurance and Annuity Association of America, Connecticut General Life Insurance Company and Healthspring Life & Health Insurance Company, Inc.

4.4
Second Amendment to Note Purchase Agreement, dated as of December 23, 2021, to the Note Purchase Agreement dated as of March 31, 2015, entered into by and among Mettler-Toledo International Inc., Metropolitan Life Insurance Company, Brighthouse Life Insurance Company, Massachusetts Mutual Life Insurance Company and Great-West Life & Annuity Insurance Company of New York.

4.5
First Amendment to Note Purchase Agreement, dated as of December 23, 2021, to the Note Purchase Agreement dated as of April 18, 2019, entered into by and among Mettler-Toledo International Inc., Metlife Insurance K.K., Brighthouse Life Insurance Company, Brighthouse Reinsurance Company of Delaware, Transatlantic Reinsurance Company, Pensionskasse Des Bundes Publica, Ensign Peak Advisors, Inc., Clifton Park Capital Management, Llc, Life Insurance Company of North America and New York Life Group Insurance Company of NY.

4.6
First Amendment to Note Purchase Agreement, dated as of December 23, 2021, to the Note Purchase Agreement dated as of November 6, 2019, entered into by and among Mettler-Toledo International Inc., Metlife Insurance K.K., Metropolitan Tower Life Insurance Company, Pensionskasse Des Bundes Publica, The Northwestern Mutual Life Insurance Company, The Prudential Insurance Company of America, Athene Annuity and Life Company, Athene Annuity & Life Assurance Company, The Lincoln National Life Insurance Company, Swiss Re Life & Health America Inc., Zurich American Insurance Company Master Retirement Trust, The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account, Physicians Mutual Insurance Company, Prudential Term Reinsurance Company, The Gibraltar Life Insurance Co., Ltd., American General Life Insurance Company and The United States Life Insurance Company in the City of New York.

4.7
First Amendment to Note Purchase Agreement, dated as of December 23, 2021, to the Note Purchase Agreement dated as of December 16, 2020, entered into by and among Mettler-Toledo International Inc., Pruco Life Insurance Company, The Prudential Insurance Company of America, American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company, Athene Annuity And Life Company, Jackson National Life Insurance Company, The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Metlife Insurance K.K., Metropolitan Life Insurance Company and The Northwestern Mutual Life Insurance Company.

4.8
First Amendment to Note Purchase Agreement, dated as of December 23, 2021, to the Note Purchase Agreement dated as of May 18, 2021, entered into by and among Mettler-Toledo International Inc., Gibraltar Universal Life Reinsurance Company, Highmark Inc., Pruco Life Insurance Company, The Prudential Insurance Company of America, American General Life Insurance Company, The Variable Annuity Life Insurance Company, Athene Annuity & Life Assurance Company, American Equity Investment Life, Insurance Athene Annuity And Life Company, Venerable Insurance And Annuity Company, The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Zurich American Insurance Company, Metropolitan Life Insurance Company, Metlife Insurance K.K., The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account, Connecticut General Life Insurance Company and Cigna Health And Life Insurance Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).* * Submitted electronically with this Report in accordance with the provisions of Regulation S-T.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METTLER-TOLEDO INTERNATIONAL INC.

Date: December 23, 2021	By:	/s/ Michelle M. Roe

Michelle M. Roe
General Counsel